UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Noble Corporation plc

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Your Vote Counts!
NOBLE CORPORATION PLC C/O 13135 DAIRY ASHFORD RD., STE. 800 SUGAR LAND, TEXAS 77478	NOBLE CORPORATION PLC 2024 Annual General Meeting Vote by May 19, 2024 11:59 PM ET

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You invested in NOBLE CORPORATION PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

To re-elect or elect the following nominees as directors of the Company for a one-year term that will expire at the annual general meeting in 2025:

1.	Robert W. Eifler	For

2.	Claus V. Hemmingsen	For

3.	Alan J. Hirshberg	For

4.	Kristin H. Holth	For

5.	H. Keith Jennings	For

6.	Alastair Maxwell	For

7.	Ann Pickard	For

8.	Charles M. Sledge	For

9.	Ratification of Appointment of PricewaterhouseCoopers LLP (US) as Independent Registered Public Accounting Firm for Fiscal Year 2024.	For

10.	Re-appointment of PricewaterhouseCoopers LLP (UK) as UK Statutory Auditor.	For

11.	Authorization of Audit Committee to Determine UK Statutory Auditors’ Remuneration.	For

12.	Approval of the Company’s Executive Compensation.	For

13.	Approval of the Directors’ Remuneration Report.	For

14.	Approval of an Amendment to the Noble Corporation plc 2022 Long-Term Incentive Plan to incorporate a new minimum vesting provision, increase the number of shares of common stock that may be issued under the plan and make other amendments.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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